Korsana Biosciences Overview March 2026 Exhibit 99.2

Disclaimers The information contained in this presentation has been prepared by Korsana Biosciences, Inc. and its affiliates (“Korsana” or the “Company”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, information obtained from third party sources, and internally developed data; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; and (d) is for information purposes only. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. 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Forward-Looking Statements and Other Information Certain information set forth in this presentation contains “forward-looking statements” within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include but are not limited to statements regarding: our business strategy, including our ability to develop potentially best-in-class therapies initially focused on neurodegenerative disorders like Alzheimer’s disease, including a potentially best-in class shuttled anti-Aβ therapy offering meaningful improvements over trontinemab; the efficacy, safety profile, dosing regime, convenience, half-life, and tolerability of KRSA-028; Korsana’s ongoing and future clinical development activities, including the expected timing of CTN and IND filings, healthy volunteer PK and CSF data, and interim clinical proof of concept data for KRSA-028; the expected timing of unveiling additional THETA™ enabled programs; estimated market sizes, potential growth opportunities, potential value creation and sample transactions; the length of time that the Company believes its existing cash resources will fund its operations, including expectations of cash runway extending into 2028; and management’s assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, “believe”, “expect”, “intend”, “potential”, “estimate”, “scheduled”, “plans”, “planned”, “forecasts”, “goals” and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including: uncertainties and risks arising from regulatory feedback, including potential disagreement by regulatory authorities with our clinical trial design, interpretation of data and our ongoing or planned clinical trials for our product candidates; risks related to our patent portfolio and strategy, including our ability to obtain and protect patent rights or such rights being subject to challenges from third parties; the expected or potential impact of macroeconomic conditions; the implementation of changes in law, tariffs, sanctions, export or import controls, and other government measures that could impact our business operations; the impacts of adverse events or disappointing results in clinical trials of third parties, including our competitors developing product candidates that target similar mechanisms of action and/or indications as our product candidates; and discussions of potential risks, uncertainties, and other filings by the Company from time to time, as well as risk factors associated with companies that operate in the biopharma industry, including those associated with the uncertainties of drug development. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purpose of assisting readers in understanding the Company’s plan, objectives, and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward-looking statements.

Transaction Summary Transaction: Transaction between Cyclerion Therapeutics, Inc. (CYCN), including its wholly owned subsidiaries, and Korsana Biosciences, Inc. (Korsana) Transaction Structure: CYCN to acquire 100% of Korsana equity interests in reverse-triangular merger with Korsana surviving the merger as a wholly-owned subsidiary of CYCN Rebrand: Post-closing, CYCN will be renamed Korsana Biosciences, Inc. Interim Operating Covenants: Customary interim covenants that limit both Korsana and CYCN to ordinary-course operations between signing and closing, subject to certain exceptions Survival: No survival of reps and warranties post-Closing Director / Officer Indemnification: Korsana (post-Closing) will remain obligated to indemnify CYCN D&Os post-Closing pursuant to pre-Closing rights. CYCN (pre-closing) required to procure six-year D&O insurance tail policy Outside Date: To be determined Timing: Closing expected to occur during mid-2026 (announcement expected week of March 30, 2026) CVR: At Closing, CYCN stockholders will receive CVRs (Contingent Value Rights) for certain cash proceeds received by Korsana from the sale of CYCN’s legacy assets Post-Closing Ownership: Korsana holders expected to own ~96.64% of combined enterprise (f.d.) and CYCN holders expected to own ~3.36%, assuming CYCN Net Cash at closing of $0.0m and prior to adjusting for Financing of ~$300m+ and other customary items Certain Closing Conditions: S-4/Proxy Statement: S-4/Proxy Statement review by SEC completed and mailing to Holders completed (see SEC Filings below) Reps Bringdown: Materiality scrape on MAE- and materiality-qualified reps, brought down to MAE standard; capitalization rep brought down flat, subject to de minimis exceptions; fundamental representations brought down in all material respects Interim covenants: Perform or comply in all material respects; no MAE Korsana Stockholder Approval: Requisite stockholder approval, including holders of a majority of the capital stock outstanding on an as-converted basis CYCN Stockholder Approval: Holders representing a majority of the votes cast where a quorum is present Financing: Financing proceeds of at least ~$150 million shall have been received by Korsana Nasdaq Application: Nasdaq application covering merger and Financing shares shall be approved HSR: Expiration of the applicable waiting period (if applicable) SEC Filings: Parties expected to mail S-4/Proxy Statement in June/July 2026 in respect of required CYCN vote Merger and Financing shares not registered on the S-4 to be registered on a resale S-1 registration statement following Closing Directors & Executive Officers to file Forms 3 & 4 following the Closing Support Agreements: Directors / officers and certain affiliated investors to sign support agreements, agreeing to vote in favor of and otherwise support the transaction Lock-Up Agreements: Continuing directors / officers and certain affiliated investors to sign 180-day lock-up agreements prohibiting (subject to certain exceptions) post-closing transactions in Korsana’s securities during the lock-up period Concurrent Financing: ~$150 million of proceeds from private financing (Financing) Registration Rights Agreement: Company agrees to register any merger shares and Financing shares not registered on the S-4 on a resale S-1 registration statement following the Closing Certain Closing Conditions (Subscription Agreement): Reverse Merger: Closing conditions under the merger agreement must have been met Reps: Subject to certain exceptions, representations and warranties generally brought down to MAE standard Interim covenants: Use commercially reasonable efforts to comply Closing: Expected to occur immediately prior to the closing of the reverse merger Merger Overview Post-Closing Ownership; Closing Financing Overview Other Workstreams

Korsana is developing potentially best-in-class therapies, with an initial focus on neurodegenerative disorders Initially focused on potentially best-in-class therapies for neurodegenerative disorders like Alzheimer’s disease Built on Therapeutic Targeting (THETA™), our next-generation BBB-penetrant shuttle platform Committed to move fast and develop a pipeline with long-term defensibility Notes: 3pE-Aβ: Amyloid beta with post-translational pyroglutamate modification (pE) at the 3rd amino acid position, which is enriched in AD amyloid plaques. BBB: Blood-brain barrier Program Indication Stage Mechanism of Action KRSA-028 Anti-3pE amyloid beta mAb (THETA-enabled) Alzheimer’s disease IND-enabling Undisclosed Undisclosed Undisclosed Discovery Undisclosed Undisclosed Undisclosed Discovery

Korsana has a rapid path to value creation Korsana is founded on four key beliefs Alzheimer's is a vast and de-risked opportunity Shuttling is the best way to improve existing agents Korsana has the potential best-in-class approach Transferrin receptor (TfR)-based shuttling is a de-risked modality to increase brain penetration; Roche’s trontinemab has provided proof-of-principle in Alzheimer’s disease. For the first time, there is a validated, disease-modifying target for Alzheimer’s – but first-generation amyloid beta therapies leave substantial room for improvement. Lead program KRSA-028 is potentially superior to trontinemab, and we are advancing multiple next-generation programs. KRSA-028 development can be highly de-risked in Phase 1, as amyloid clearance is proven to translate to clinical benefit – creating significant early value inflection.

Alzheimer’s is a vast and de-risked opportunity

Alzheimer’s is a devastating neurological disorder with significant unmet need and a rapidly growing patient population Age 65+ US population (M) M M M M M M Total growth 35% growth 88% growth The number of Americans with Alzheimer’s is projected to nearly double by 2050 Sources: 2024 Alzheimer’s Association (Alzheimer’s Dement); 2025 Alzheimer’s Association (Alzheimer’s Dement). Cost of care includes CMS payments, out of pocket costs, and other costs for health care and long-term care for people with Alzheimer’s or other dementias. $384B $1T 2025 Total annual cost of care in US +160% Alzheimer’s disease is a massive and growing unmet need, with associated long-term healthcare costs projected to be >$1T by 2050.

Despite clinical progress and approvals, today's anti-Aβ therapies leave significant room for improvement

Approved therapies only demonstrate **~30% slowing of disease progression** at 18 months…



Months
0 3 6 9 12 15 18
Worsening
Adjusted mean change in CDR-SB
0
1
2
3
Lecanemab
Placebo
0.45
27% slowing in clinical progression



Months
0 3 6 9 12 15 18
0
1
2
3
Donanemab
Placebo
0.70
29% slowing in clinical progression

…and carry **black box warnings for ARIA risk,** affecting **~15-25%** of treated patients



ARIA rate (%)
40
30
20
10
0
ARIA-E
ARIA-H
LEQEMBI
kisunla
13%
17%
24%
20%
Lecanemab (CLARITY-AD, N=859)
Donanemab (TRAILBLAZER-ALZ-2, N=860)

Although these therapies are disease-modifying, patients **still experience progression**, with potential for **new therapies to deliver superior efficacy and safety**.

8 CONFIDENTIAL

Notes: CDR-SB: Clinical Dementia Rating – Sum of Boxes, the functional Phase 3 endpoint for Alzheimer's trials. Data from some time points was digitized from original publications. Donanemab data based on mixed models for repeated measures (MMRM). ARIA: amyloid-related imaging abnormality; ARIA-E: edema and effusion; ARIA-H: microhemorrhage.
Sources: 2023 Sims (JAMA); 2023 van Dyck (NEJM)

KORSANA BIOSCIENCES

Notes: BL: baseline. Patients can be taken off Kisunla if they are “amyloid negative” at physician’s discretion. Sources: Leqembi FDA Label; Kisunla FDA Label Month BL 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 Dosing Dosing Monitoring As needed for ARIA symptoms Monitoring As needed for ARIA symptoms Approved therapies are also highly inconvenient, with onerous IV dosing and MRI monitoring on label

Notes: Bubble size indicates sample size at baseline. CDR-SB: Clinical Dementia Rating Scale-Sum of Boxes, the functional Phase 3 endpoint for Alzheimer’s trials. CDR-SB is a dementia severity scale ranging from 0 to 18 with higher scores indicating greater impairment. Sources: 2023 Boxer (Cell). Cognitive Decline CDR-SB adjusted mean difference from placebo “The Agency has found… that reduction of brain Aβ plaque on PET is reasonably likely to predict clinical benefit in Alzheimer’s disease.” – Donanemab FDA Review “It is reasonable to conclude that treatment that is targeted at reducing amyloid plaque, and that successfully accomplishes that reduction, has the potential to convey clinical benefit.” – Lecanemab FDA Review -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 0.2 0.0 -0.2 -0.4 -0.6 -0.8 -1.0 -1.2 Lower score is better Greater reduction is better Plaque Clearance Amyloid PET adjusted mean difference from placebo (centiloids) First-gen therapies have laid out the roadmap for success: amyloid reduction predicts slowing of cognitive decline The field now has a well-trodden path to regulatory success for anti-amyloid beta therapies, with risk discharged early in clinical development with a validated biomarker.

Shuttling is the best way to improve existing agents

Notes: Figure made in BioRender. Adapted from 2024 Kulic (CTAD Presentation); 2022 Edavettal (Med). Shuttle-enabled mAb Transferrin receptor Endothelial cell Amyloid plaque Capillary Brain parenchyma Receptor-mediated transcytosis Shuttling approaches actively ferry large molecules across the blood-brain barrier (BBB), fundamentally changing CNS penetration

Roche's trontinemab, the first shuttled anti-Aβ antibody, has shown a significant efficacy improvement over first-gen gantenerumab…

Trontinemab shows **~8x increased CSF exposure** over gantenerumab in humans…



CSF to plasma ratio (%)
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
Trontinemab
Gantenerumab

… and most trontinemab-treated Alzheimer's patients **reached "amyloid-negative" status** by W28



Amyloid PET (centiloids)
Gantenerumab (510 mg Q2W, GRADUATE 1, N=499)
Gantenerumab (510 mg Q2W, GRADUATE 2, N=498)
Trontinemab (1.8 mg/kg Q4W, N=51)
Trontinemab (3.6 mg/kg Q4W, N=54)
Shuttling is transformative:
Trontinemab is just gantenerumab with a shuttle domain and requires ~30x less drug for each centiloid of amyloid reduction.
Gantenerumab: ~28% of patients amyloid negative at W116
24.1 CL
Trontinemab: ~78% of patients are amyloid negative at W28, including 91% at the 3.6 mg/kg dose
Weeks
0
10
20
30
40
50
60
70
80
90
100
110
120

Notes: CSF: cerebrospinal fluid. Roche CSF data digitized from AD/PD presentation and represents Roche's own cross-trial comparison, with trontinemab CSF to plasma ratio from single-dose IV study compared to historical data from a prior gantenerumab SAD trial. Amyloid reduction is a cross-trial comparison. Gantenerumab dosing titrates up to 510 mg Q2W maintenance dosing. 0 CL anchored on "high certainty" young, healthy controls & 100 CL anchored on typical AD patients. A threshold of 24.1 CL discriminates sparse from moderate plaque presence and is generally viewed as the cutoff for classifying patients as "amyloid negative." Sources: 2021 Kulic (AD/PD Presentation); 2023 Bateman (NEJM); 2025 Kulic (AAIC Presentation), 2025 Klein (AAIC Presentation).

13 CONFIDENTIAL

KORSANA BIOSCIENCES

… and greatly reduces ARIA, the critical safety signal for this class of therapies


ARIA rate (%)
30
25
20
15
10
5
0
ARIA-E
ARIA-H
4%
7%
1%
3%
24%
24%
26%
22%
13%
17%
24%
20%
Trontinemab (1.8 mg/kg, N=76)
Trontinemab (3.6 mg/kg, N=73)
Through W28
Gantenerumab (GRADUATE 1, N=503)
Gantenerumab (GRADUATE 2, N=501)
Through W116
Lecanemab (CLARITY-AD, N=859)
Through W78
Donanemab (TRAILBLAZER-ALZ-2, N=860)
Through W76

Notes: Comparisons are across trials with different patient populations and trial designs, including study duration. No head-head-to-head comparison studies have been conducted. Trontinemab values include placebo patients (patients were randomized 4:1); N otherwise refers to patients on drug. ARIA: amyloid-related imaging abnormality; ARIA-E: edema and effusion; ARIA-H: microhemorrhage.

Sources: 2023 Bateman (NEJM); 2022 van Dyck (NEJM); 2023 Sims (JAMA) 2025 Kulic (AAIC Presentation)

14 CONFIDENTIAL

KORSANA BIOSCIENCES

However, as a first-gen shuttled Aβ, trontinemab's profile leaves substantial headroom for competitive differentiation

Efficacy

Mean amyloid plaque reductions from baseline



Placebo
Trontinemab 1.8 mg/kg
Trontinemab 3.6 mg/kg
Adj. change from baseline (CL)
20
0
-20
-40
-60
-80
-100
-120
BL
D50
D78
D106
D196
−3 CL
+3 CL
−3 CL
0 CL
−44 CL
−59 CL
−65 CL
−77 CL
−71 CL
−83 CL
−91 CL
−99 CL

No evidence that maximum efficacy was reached in Phase 2 dose-response; **further room to improve on trontinemab efficacy** [1]

Safety

Mean hemoglobin changes from baseline



Placebo
Trontinemab 1.8 mg/kg
Trontinemab 3.6 mg/kg
Hb, change from baseline (g/dL)
0.6
0.4
0.2
0
-0.2
-0.4
-0.6
-0.8
-1
0
20
40
60
80
100
120
140
160
180
Study day

Trontinemab's full effector function leads to reticulocyte destruction, with **decreased hemoglobin** and **10-20% rates of clinical anemia** observed in Phase 2 [1]

Dosing & Tolerability

Incidence of infusion related reactions

Treatment emergent AEs: infusion-related reactions (IRRs)

IRRs are common and generally mild-to-moderate in severity

1.8 mg/kg or placebo	**50%** N=38 of 76
3.6 mg/kg or placebo	**44%** N=33 of 75

Trontinemab requires **IV dosing** and is associated with a **high rate of infusion-related reactions,** even with steroid pre-medication [2]

15 CONFIDENTIAL

Sources: [1] Adapted from 2025 Kulic (CTAD, AAIC presentations). [2] Adapted from 2025 Kulic (CTAD Presentation). Parts 1 and 2 of study, pooled with placebo (4:1 randomization). Steroid pre-medication for all doses was implemented starting in Part 2 of the study. Per Kulic 2025 AAIC slides, steroid pre-medication was used in a majority of infusions. Roche has presented data showing most infusions did not lead to IRR, but table above shows the percent of patients in Part 1 + 2 who experienced an IRR at some point during the study.

KORSANA BIOSCIENCES

Korsana has the potential best-in-class approach

Key Value Drivers for KRSA-028 Korsana’s goal is to achieve a best-in-class shuttled Aβ therapy, offering meaningful improvements over trontinemab FAST, ROBUST AMYLOID REDUCTIONS Efficacy on par or greater than trontinemab Minimal ARIA risk, avoid hematologic AEs DIFFERENTIATED SAFETY PROFILE Low-volume subcutaneous autoinjector for infrequent dosing (Q4W or less) CONVENIENT, PATIENT-FRIENDLY DOSING

Proprietary Fc engineering Leverages clinically validated half-life extension to reduce dosing frequency Selective effector function modulation designed to maintain amyloid plaque clearance by phagocytosis while reducing complement activation and risk of anemia Subcutaneous formulation Expected to be efficacious at lower dose than first-generation shuttled therapies Optimized for low volume monthly SC dosing, with high concentration and low viscosity Validated shuttle targeting Novel sequence leverages proven TfR1 target and epitope, designed to improve brain penetration and reduce ARIA risk Enabled by Therapeutic Targeting (THETA™) Precision-engineered for optimized half-life, distribution, and effector function Proprietary combination of clinically validated technologies offers de-risked differentiation Pyroglutamate-Aβ targeted backbone Targets the Aβ epitope associated with the greatest amyloid plaque clearance in clinical studies Preferential, high-affinity binding to amyloid plaques KRSA-028 is a next-gen, potentially best-in-class shuttled anti-Aβ

Notes: Bubble size indicates sample size at baseline. Image adapted from 2023 Boxer (Cell). Other sources: KISUNLA FDA review; 2012 DeMattos (Neuron); ADUHELM FDA review; LEQEMBI FDA Review; 2023 Soderberg (Neurotherapeutics); 2016 Ultsch (Sci Rep); 2023 Sperling (New Engl J Med); 2024 Soderberg (Sci Reports); company press releases. 0.4 0.2 0.0 -0.2 -0.4 -0.6 -0.8 -1.0 -1.2 Greater reduction is better Larger difference is better Amyloid PET adjusted mean difference from placebo (centiloids) CDR-SB adjusted mean difference from placebo -100 -90 -80 -70 -60 -50 -40 -30 -20 -10 0 Dona Ph3 Cren Ph3 Pyroglu Aβ Aducanumab Ph3 EMERGE (high dose) Aducanumab Ph3 ENGAGE (high dose) Adu Ph3 EMERGE (low dose) Adu Ph3 ENGAGE (low dose) Gantenerumab Ph3 Lecanemab Ph3 AD Amyloid plaque clearance and Ph3 clinical performance of Aβ antibodies Antibody Aβ epitope / species targeted Donanemab 3pE (pyroglutamate) / plaques Aducanumab Oligomers, protofibrils, fibrils, plaques Lecanemab Oligomers, protofibrils, fibrils Gantenerumab Oligomers, protofibrils, fibrils, plaques Crenezumab Monomers, oligomers, fibrils, plaques Fc-null – no phagocytosis Solanezumab Primarily monomers Targeting the plaque-specific pyroglu-Aβ epitope has been shown to deliver the most promising clinical efficacy in Phase 3 trials Note: Remternetug (not shown) is Lilly’s follow-on program to donanemab and also targets pyroglu-Aβ epitope; Phase 3 trial is ongoing

KRSA-028 Aβ backbone: Same plaque-selective epitope as donanemab and remternetug High Aβ affinity, KD = 17 nM Potent phagocytosis (ADCP), EC50 = 0.21 nM Representative plot shows mean ± SD, n=3 replicates. 20 µg/mL pHrodo-red labeled 3pE-Aβ fibrils incubated 24 hrs with activated monocytes (U937 cells) Donanemab (Kisunla) is the only approved Alzheimer’s treatment that targets 3pE-Aβ, but it features high immunogenicity and ARIA. Remternetug is Lilly’s follow-on program to donanemab with reduced immunogenicity, currently in Ph3 as a subcutaneous treatment. KRSA-028 targets plaque-selective pyroglu-Aβ to maximize plaque clearance through phagocytosis KRSA-028 exhibits potent pyroglu-Aβ phagocytosis

All compounds were dosed single dose in non-human primates (NHP, n=3/group), equimolar to 20 mg/kg trontinemab Reticulocyte data normalized to reticulocyte count at day -7 and presented as mean ± SEM Non-shuttled mAb (remternetug), with less immunogenic potential than donanemab, chosen as negative control. KRSA-028 has a longer half-life than trontinemab and avoids reticulocyte depletion in NHPs KRSA-028 has >2.5x half-life in NHPs compared to trontinemab KRSA-028 avoids reticulocyte depletion in NHPs Time after dosing (days) Time after dosing (days) Serum concentration (µg/mL) Reticulocytes (% change from baseline)

KRSA-028 shows improved brain penetration in mouse and NHP

KRSA-028 demonstrates increased brain penetration in hTfR1/hFcRn mouse model



40
30
20
10
0
Brain concentration (ng/mg of protein)
KRSA-028
Trontinemab
Non-shuttled mAb
4 24 48 4 24 48 4 24 48
Time after dosing (hours)

KRSA-028 shows >6x brain penetration in NHPs compared to trontinemab



40
30
20
10
0
Brain concentration (ng/mg of protein)
KRSA-028
Trontinemab
Non-shuttled mAb
24 72 168 24 72 168 24 72 168
Time after dosing (hours)

Data are mean ± SD. Values below 5 ng/mg (mice) and 1.25 ng/mg (NHP) are estimates as concentrations are below lower limit of quantitation. All compounds were dosed as a single dose (n=3/group). Mice and NHPs were dosed KRSA-028 equimolar to 10 mg/kg trontinemab. Non-shuttled mAb (remternetug) chosen as negative control and dosed at 20 mg/kg. Data only collected for first two timepoints for non-shuttled mAb.

22 CONFIDENTIAL

KORSANA BIOSCIENCES

KRSA-028 is expected to match trontinemab Phase 3 IV exposure with low volume SC, compatible with autoinjector



Projected human PK
100
10
1
0.1
Serum concentration (µg/mL)
0
10
20
30
Time post last dose at steady state (days)
KRSA-028 C avg
Trontinemab C avg
KRSA-028, 150 mg SC
Trontinemab 250mg IV

Note: 250 mg trontinemab corresponds to the Ph3 dose of 3.6 mg/kg for average weight of 70 kg; model assumes 50% bioavailability

- PK model suggests that KRSA-028 will match trontinemab Phase 3 exposure with a **monthly SC volume of 1-2 mL**
- Initial KRSA-028 formulation achieved **150mg/mL with low viscosity**, compatible with autoinjector development
- **High stability** in human serum and in NHP
- Robust early formulation stress-test results **de-risk SC development pathway**
- Korsana plans to **initiate clinical development with SC dosing**

23 CONFIDENTIAL

KORSANA BIOSCIENCES

We believe KRSA-028 preclinical data accelerate & de-risk development Precision engineered for a differentiated therapeutic profile Novel Aβ and TfR1 binding sequences retain key features of clinically validated molecules High affinity pyroglu-Aβ binding and clearance via ADCP leverage best-proven mechanism of efficacy TfR1 binding matches trontinemab epitope with similar affinity, leveraging the best-proven mechanism of brain distribution Clinically validated Fc modifications add half-life extension and effector function modulation to enable a lower dose and reduce anemia risk Early formulation work supports high concentration, low viscosity to enable low-volume SC Composition of matter patent applications filed

Korsana has a rapid path to value creation

PET imaging in early clinical development provides rapid proof of concept and dose-ranging for amyloid plaque clearing Trontinemab Phase 1/2: Robust dose-response by Day 50 Remternetug Phase 1: Robust dose-response by Day 85 Notes: Remternetug data from Ph1 LAKB study (IV). Remternetug phase 3 regimen is administered subcutaneously; dose not disclosed. Source: 2025 Kulic (CTAD Presentation); 2023 Jin (AD/PD Presentation). N=7 N=5 N=10 N=4 N=10 N=5 We believe KRSA-028 amyloid PET data – achievable in a Phase 1/1b trial – should provide high confidence in predicting Phase 3 CDR-SB, the endpoint for full approval.

A confluence of scientific innovations and market dynamics are driving Alzheimer's treatment to a major inflection point

Despite a slower than expected launch, sales of Aβ therapies are accelerating

- **Improved dose regimens** (SC, dose titration)
- **Blood-based biomarkers are gaining traction**
- **Increasing footprint of global approvals**
- **Future entrants (e.g., trontinemab) will further grow market**

Sales expected to reach $1B in 2026, $5B+ by 2030

Upcoming catalysts in presymptomatic AD may lead to rapid market expansion

- **Donanemab TRAILBLAZER-ALZ 3** (~2027)
- **Lecanemab AHEAD 3-45** (~2028)
- **Remternetug TRAILRUNNER-ALZ 3** (~2029)
- **Trontinemab PrevenTRON** (study start 2026)

Data could greatly expand eligible patient pool

The future of Alzheimer's treatment will center on a **prevention-based paradigm**, where patients are **diagnosed before symptom onset** and given a **safe, convenient Aβ plaque-clearing therapy.**

27 CONFIDENTIAL

Sources: Biogen SEC filings; Lilly SEC filings; VisibleAlpha

KORSANA BIOSCIENCES

Korsana has a clear path to early de-risking and value creation

Comparable public and acquired companies illustrate substantial potential near-term value for Korsana

KRSA-028 anticipated milestones:

KORSANA BIOSCIENCES Today	MY2027	YE2027
✓ *Strong preclinical data package*	*De-risking healthy volunteer data (safety, PK, and CNS distribution)*	*Biomarker PoC data in patients demonstrating best-in-class potential*

Comparable public valuations / deal economics by asset stage:

SciNeuro / Novartis: Shuttled Aβ mAb for AD **$165M upfront** (2026)	Aliada / AbbVie: Shuttled Aβ mAb for AD Ph1 SAD in HVs **$1.4B M&A** (2024)	Avidity / Novartis: TfR-conjugated oligos Ph2 data in DM1, FSHD **$12B M&A** (2025)
BioArctic / Bristol Myers Squibb: Shuttled Aβ mAb for AD **$100M upfront** (2024)*	Apogee Therapeutics: IL-13 for atopic dermatitis Ph1 SAD in HVs **~$3.5B market cap****	Alpine Immune Sciences / Vertex: BAFF/APRIL inhibitor Ph1/2 data in IgAN **$4.9B M&A** (2024)

Notes: Arrowhead/Novartis, Sep 2025. * BioArctic/BMS, Dec 2024. Deal also includes one non-shuttled Aβ mAb. Aliada/AbbVie, Oct 2024. Asset was in Ph1 SAD in HVs. **Apogee: Positive interim data from Ph1 SAD in HVs disclosed 5 March 2024. Market cap data from 15 March 2024 after a $483M public offering (FactSet). Avidity/Novartis, Oct 2025. Avidity pipeline also includes a pivotal-stage asset in exon 44 DMD. PD: Parkinson's disease. AD: Alzheimer's disease. HV: Healthy volunteers. DM1: Myotonic dystrophy type 1. FSHD: Facioscapulohumeral muscular dystrophy. IgAN: IgA nephropathy. Source: Company press releases and public filings.

28 CONFIDENTIAL KORSANA BIOSCIENCES

Korsana is poised for rapid progress

Near-Term Catalysts

KRSA-028

- **CTN filing expected YE26**
- IND filing expected 1Q27
- Healthy volunteer **PK & CSF data expected Mid-Year 27**
- **Interim clinical PoC data in** Alzheimer's patients by expected **YE27**

Continued advancement of Alzheimer's field likely to solidify Korsana opportunity

Pipeline

- Unveiling **additional THETA™ enabled programs** in 2026-27

Focused on diseases with high unmet need where shuttling could drive best-in-class profile

Well-Financed

- **$25M** seed round Q4 2024
- **$150M** Series A Sept 2025
- **Cash runway into 2028**

Strong Comps

- Rapid path to compelling PoC clinical data, comparable to multi-$B public and M&A valuations (e.g., Aliada Ph1, Alpine Ph1/2, Avidity Ph2)

Experienced Leadership

- Seasoned **CEO Jonathan Violin**
  - Prior CEO roles include: Viridian Therapeutics, Dianthus Therapeutics, Quellis Biosciences
- Discovery programs led by **Paragon Therapeutics**
- Board of Directors comprised of **leading biotech investors**
  - Tomas Kiselak (Chair), Fairmount
  - Andrew Gottesdiener, Venrock
  - Michelle Pernice, Fairmount
  - Nimish Shah, Venrock
  - Nilesh Kumar, Wellington

29 CONFIDENTIAL

KORSANA BIOSCIENCES

Thank you

Appendix

Companies founded with Paragon programs raise significant capital early in lifecycle and build for long-term success

- Paragon Therapeutics has **launched six companies around potentially best-in-class therapies** discovered and developed in-house.
- Apogee, Spyre, Oruka, Jade, Crescent, Damora have **publicly launched around lead program(s) DC selection**, ~12 months from clinic.

Company	Market capitalization	Status of lead asset(s)	Launch date / Deal economics	Status of lead asset at launch
Apogee Therapeutics	$4.8B	• APG777 (anti-IL-13): positive P1 HV data, in P2 for atopic dermatitis • APG808 (anti-IL-4R), APG990 (anti-OX40L), APG333 (anti-TSLP): in P1 / P1b trials	Q4 2022 / $169M Series B	• APG777: ~9 months to clinic
Spyre Therapeutics	$2.8B	• SPY001 (anti-α4β7): P1 in HVs; development planned in IBD • SPY002 (anti-TL1A): P1 in HVs	Q2 2023 / Merger + $200M PIPE	• SPY001: ~12 months to clinic
Oruka Therapeutics	$1.6B	• ORKA-001 (anti-IL-23p19): P1 in HVs; development planned in psoriasis • ORKA-002 (anti-IL-17A/F): P1 in HVs	Q2 2024 / Merger + $275M PIPE	• ORKA-001: ~12 months to clinic
Jade Biosciences	$0.7B	• JADE-001 (anti-APRIL): FIH 2H 2025; development planned in IgAN • JADE-002 & JADE-003 (undisclosed)	2H 2024 / Merger + $300M private financing & PIPE	• JADE-001: ~12 months to clinic
Crescent Biopharma	$0.3B	• CR-001 (PD-1 x VEGF cooperative bispecific): IND 4Q25; development planned in NSCLC and other solid tumors	Q4 2024 / Merger + $200M PIPE	• CR-001: ~12 months to clinic
Damora Therapeutics	$1.9B	• DMR-001 (anti-mutCALR): IND 3Q26; development planned in myeloproliferative neoplasms	Q4 2025 / Merger + $285M PIPE	• DMR-001: ~12 months to clinic

Note: Public valuation data as of 2/17/26. FIH: first-in-human; HV: healthy volunteer.
* Damora implied market cap based on share price as of 2/17/26 and 62M shares outstanding on as-converted basis.

32 CONFIDENTIAL

KORSANA BIOSCIENCES

Early proof-of-concept data can drive outsized value inflection for therapeutically de-risked molecules

	Apogee Therapeutics	Immunovant	Alpine Immune Sciences	Korsana Biosciences
Program	**APG777** *(anti-IL-13)*	**IMVT-1402** *(anti-FcRn)*	**Povetacicept** *(Engineered TACI-Fc)*	**KRSA-028** *(Shuttled anti-Aβ)*
De-risking data	PK data in 18 HVs (P1 SAD cohorts) demonstrating **~75-day half-life**	**IgG lowering + albumin / LDL-sparing** data in 32 HVs (P1 SAD + MAD cohorts)	P1b/2a **proteinuria reduction** (accelerated approval endpoint) data in 24 IgAN patients	**Absolute amyloid level** at ~3-6 months in P1/1b in Alzheimer's patients
Value inflection	**~$1.3B increase** in market capitalization	**~$2.8B increase** in market capitalization	Acquisition by Vertex for **$4.9B**	TBD



Single-dose concentration-time profile
Slow clearance, resulting in half-life of ~75 days
Dose-proportional increases in both Cmax and AUC
Nominal Time Post Dose (weeks)



IgG % change over time
Albumin % change over time
Day



Reductions in Proteinuria (UPCR)
% Change from Baseline (Geo Mean ± SE)
0
-20
-40
-60
-80
Povetacicept 80 mg
Povetacicept 240 mg
-64.1%
-78.0%
UPCR
WEEK 12 24 36 48
80 mg N 11 10 6 1
240 mg N 13 2 – –



Amyloid PET (centiloids)
ILLUSTRATIVE
100
80
60
40
20
0
KRSA-001 Dose 1
KRSA-001 Dose 2
24.1 CL
0
10
20
30
Weeks

33
CONFIDENTIAL

Notes: A threshold of 24.1 CL discriminates sparse from moderate plaque presence and is generally viewed as the cutoff for classifying patients as "amyloid negative."
Sources: FactSet; Apogee Presentation (March 2024); Immunovant Presentation (September 2023); Immunovant Presentation (November 2024); 2024 Tumlin (WCN Poster); Vertex PR

Trontinemab ameliorates ARIA risk but introduces new problems; KRSA-028 was designed to deliver a best-in-class profile

CONCEPTUAL

	Non-Shuttled Aβ mAbs		Shuttled Aβ mAbs	
	kisunla (donanemab-azbt) injection for IV infusion; LEQEMBI (lecanemab-irmb)	Lilly	Roche	KORSANA BIOSCIENCES
	Kisunla, Leqembi	*Remternetug*	*Trontinemab*	**KRSA-028 Target**
Strong efficacy	+/-	✓	✓	✓
Reduced ARIA risk	✗	✗	✓	✓
Avoids anemia	✓	✓	✗	✓
Ease of admin	✗	✓	✗	✓

34 CONFIDENTIAL

KORSANA BIOSCIENCES

KRSA-028 was designed to be a best-in-class shuttled Aβ

Element		Target	Rationale	KRSA-028 attributes
Antibody Backbone	Aβ affinity	Higher affinity than remternetug	Potential for lower dose	✓ 17.4 nM (vs 390 nM remternetug)
	ADCP	Maintained function	Important for plaque clearance	✓ EC50 1.5-10x lower than remternetug
	Specificity	No off-target binding	Important for safety profile	✓ No unexpected membrane protein binding
	Immunogenicity	Similar in silico profile to remternetug	Important for immunogenicity	✓ Similar immunogenicity profile to remternetug
Fc Engineering	ADCC	Decreased or ablated function	Anemia mitigation	✓ Decreases ADCC
	CDC	Ablated function	Anemia mitigation	✓ Eliminates CDC
	NHP Anemia	Minimize reticulocyte depletion	Anemia mitigation	✓ Mitigates reticulocyte depletion in NHPs
	Half-life extension	Improved vs. trontinemab	Reduce dose/frequency	✓ 2.8x trontinemab half-life in NHPs
TfR Shuttle Engineering	Epitope / affinity	Similar to trontinemab	Clinically validated	✓ 139 nM vs (111 nM trontinemab)
	NHP Brain exposure	Similar or better than trontinemab	Important for plaque clearance	✓ 6.1x trontinemab $AUC_{0\text{-}168}$
	Mouse Brain exposure	Similar to or better than trontinemab	Important for plaque clearance	✓ ~6x trontinemab Cmax
Formulation	SC developability	Amenable to low-volume SC	Competitors targeting SC	✓ Max solubility 283 mg/mL, viscosity 8.3 cP at 150 mg/mL, good CMC development characteristics

35 CONFIDENTIAL

KORSANA BIOSCIENCES

KRSA-028 profile is differentiated vs. shuttled Aβ competitors



	KRSA-028	Trontinemab	ALIA-1758	DNL921	AL137	BAN2803
Company	**Korsana**	Roche	Aliada / AbbVie	Denali	Alector	BioArctic / BMS
Stage	Preclinical	Phase 3	Phase 1 (HVs only)	Preclinical	Preclinical	Preclinical
Aβ species targeted	Primarily plaques (pyroglu epitope); **exceeds remternetug affinity**	Monomers, protofibrils, plaques (based on gantenerumab, **failed P3**)	Primarily plaques (pyroglu epitope)	Not disclosed; **likely not pyroglu epitope**	Primarily plaques (pyroglu epitope)	Primarily plaques (pyroglu epitope)
TfR shuttle architecture	CrossFab, **clinically validated**	CrossFab, **clinically validated**	pH-sensitive scFv	Peptide integrated into Fc domain	scFv	scFv
Stability	**High** molecular stability (in NHPs)	**High** molecular stability (in NHPs)	TBD	TBD	TBD	TBD
Human half-life	**Half-life extension (YTE)** ≥2x trontinemab half-life in NHPs	**~5 days**	**Half-life extension (YTE)**	TBD	TBD	TBD
Plaque clearance	Selective Fc engineering, **maintains robust ADCP exceeding remternetug**	Fc intact for microglial ADCP (**validated**)	Effector-ablated Fc (**unvalidated for Aβ clearance**)	**Fc diminished** (cisLALA)	Fc intact for microglial ADCP (**validated**)	Not disclosed
Anemia risk	Selective Fc engineering, **avoids reticulocyte depletion in NHP**	**Anemia seen in clinic**	TBD	Avoids reticulocyte depletion in mouse; **not tested in NHP**	**Reticulocyte depletion observed in NHP**	TBD
SC potential	✓	TBD	✓	TBD	TBD	TBD

Notes: Trontinemab half-life is modeled based on projected human PK parameters provided in 2023 Grimm. Denali public comments (Nov '25) indicate DNL921 binding profile is not selective for plaques. Denali's 2025 Pizzo (Science) paper utilized anti-a-beta 3D6, which is the mAb starting point for bapinezumab (which binds the N-terminal of the a-beta peptide).
Sources: Internal data; Company patent filings; Company presentations; 2023 Grimm (mAbs)

36 CONFIDENTIAL

KORSANA BIOSCIENCES

We believe KRSA-028 is uniquely positioned in the shuttled Aβ competitive landscape

Anticipated clinical profile based on available preclinical data

CONCEPTUAL



Higher
Lower
Plaque clearance
AL137
Pronounced reticulocyte depletion in NHP
KRSA-028
Robust NHP data
DNL921
Mouse data only
Trontinemab
Max dose response not reached; significant clinical anemia
ALIA-1758
No phagocytosis
Higher
Lower
Anemia risk

ALIA-1758: Clinical-stage shuttled Aβ being developed by AbbVie (via acquisition of Aliada Therapeutics).
DNL921: Preclinical shuttled Aβ being developed by Denali Therapeutics.
AL137: Preclinical shuttled Aβ being developed by Alector Therapeutics.

37 CONFIDENTIAL

KORSANA BIOSCIENCES

KRSA-028 program has potential for de-risking early in clinical development, given translatability of amyloid lowering to approval endpoint

Roche meta-analysis shows **early amyloid PET reductions** are **highly predictive of clinical benefit**



CDR-SB
relative reduction
vs. placebo
(%, primary endpoint)
Higher is better
50%
40%
30%
20%
10%
0
KORSANA BIOSCIENCES
KRSA-028 target
Cutoff for "amyloid negativity"
$R^2 = 0.71$
5 CL
20
40
60
80
Mean remaining amyloid burden after 7 doses of trontinemab (Ph1/2, 3.6 mg/kg)
Absolute amyloid level
(centiloids, 12 months prior to primary endpoint)
Lower is better
Lecanemab, P3 CLARITY-AD
Donanemab, P3 TRAILBLAZER-ALZ 2
Donanemab, P2 TRAILBLAZER-ALZ
Aducanumab, P3 EMERGE (high dose)
Aducanumab, P3 EMERGE (low dose)
Aducanumab, P3 ENGAGE (high dose)
Aducanumab, P3 ENGAGE (low dose)
Gantenerumab, P3 GRADUATE-1
Gantenerumab, P3 GRADUATE-2
Gantenerumab, P2 Marguerite RoAD

We believe **amyloid PET** data – **achievable in a Phase 1/1b trial** – should provide high confidence in **predicting Phase 3 CDR-SB benefit**, the endpoint for full approval

38 CONFIDENTIAL

Notes: Adapted from Roche meta-analysis. Some data digitized from graphs / figures where direct values were not reported. 24.1 centiloids is the standard cutoff for "amyloid negativity."
Source: 2023 Sclesi (CTAD); 2023 Bateman (NEJM); 2022 van Dyck (NEJM); 2023 Sims (JAMA); 2022 Haeberlein (JPAD); 2021 Mintun (NEJM); 2025 Klein (AAIC); 2025 Kulic (CTAD)

KORSANA BIOSCIENCES

Unmet need in Alzheimer's remains exceptionally high

7M+ prevalent US patients; only two approved disease-modifying therapies

Approximate annual cost of care / economic burden (US, $B)


Atopic dermatitis
$5 B
Non-small-cell lung cancer
$20 B
Multiple sclerosis
$85 B
Diabetes
$300 B
These other widely prevalent diseases have 10+ approved DMTs
Alzheimer's: ~$400B annual cost of care, only two approved DMTs
Alzheimer's disease
$400 B

Urgent need for better disease-modifying therapies, as the number of Americans with Alzheimer's is **projected to nearly double** by 2050

39 CONFIDENTIAL

Sources: MS: Bebo et al, Neurology 2022. Atopic dermatitis: Adamson et al., Adv Exp Med Biol 2024. NSCLC: Mariotto et al., Cancer Epidemi Bio Prev 2020. Diabetes: Parker et al., Diabetes Care 2024. Alzheimer's: Alzheimer's Association, Alz Dementia 2025.

KORSANA BIOSCIENCES

Improved dose regimens (e.g., Leqembi autoinjector) Blood-based biomarkers enabling earlier diagnosis Increasing footprint of global approvals Sources: Biogen SEC filings; Lilly SEC filings; VisibleAlpha $M Global anti-amyloid beta sales ($M) Sales of Aβ therapies are accelerating after a slower-than-expected initial launch Despite launch headwinds, both Leqembi and Kisunla are expected to become blockbuster therapies

Lecanemab and donanemab both reach amyloid negativity for majority of patients by ~18 months



Amyloid PET (centiloids)
110
100
90
80
70
60
50
40
30
20
10
0
0
10
20
30
40
50
60
70
80
90
100
110
120
Weeks
Gantenerumab (510 mg Q2W, GRADUATE 1, N=499)
Gantenerumab (510 mg Q2W, GRADUATE 2, N=498)
Lecanemab (10 mg/kg Q2W, CLARITY-AD, N=859)
Donanemab (1400 mg Q4W, TRAILBLAZER-ALZ-2, N=860)
24.1 CL

Notes: Amyloid reduction is a cross-trial comparison. N refers to patients on drug. Gantenerumab dosing titrates up to 510 mg Q2W maintenance dosing. Donanemab dosing starts with 700 mg Q4W for 3 doses, with subsequent maintenance dosing at 1,400 mg Q4W. 0 CL anchored on "high certainty" young, healthy controls & 100 CL anchored on typical AD patients. A threshold of 24.1 CL discriminates sparse from moderate plaque presence and is generally viewed as the cutoff for classifying patients as "amyloid negative."
Sources: 2023 Bateman (NEJM); 2022 van Dyck (NEJM); 2023 Sims (JAMA) 2024 Kulic (CTAD Presentation)

41
CONFIDENTIAL
KORSANA BIOSCIENCES

Donanemab also shows evidence that treatment early in disease course leads to superior efficacy Sources: 2023 Mintun (CTAD Presentation) Younger patients with lower baseline tau – indicative of early disease – have a much greater slowing of clinical decline Modeling of disease trajectories indicates treatment prior to MCI diagnosis could effectively pause cognitive decline

Leqembi and Kisunla carry black box warnings for ARIA risk (brain swelling or bleeding), which can be fatal

ARIA affects ~15-25% of patients treated with Leqembi or Kisunla



ARIA-E
ARIA-H
ARIA rate (%)
30
20
10
0
LEQEMBI
kisunla
13%
17%
24%
20%
Lecanemab (CLARITY-AD, N=859)
Donanemab (TRAILBLAZER-ALZ-2, N=860)

What Are Amyloid-Related Imaging Abnormalities (ARIAs)?[1,2]

Treatment-related changes noted on neuroimaging: ARIA-E and ARIA-H

ARIA results from amyloid in cerebral vessels (CAA) and can occur spontaneously in AD

- The risk of ARIA increases with antibodies that clear aggregated (vs soluble) amyloid
- **Two types of ARIA**
  - **ARIA-E:** brain swelling (vasogenic edema)
  - **ARIA-H:** microhemorrhage, superficial siderosis, macrohemorrhage
- ARIA is typically asymptomatic and resolves spontaneously
- When symptoms occur, they are usually mild to moderate (eg, headache, dizziness)
- However, serious and life-threatening events rarely can occur



ARIA-E
ARIA-H

1. Sperling R et al. *Alzheimers Dement.* 2011;7:367-385. 2. Cogswell P et al. *AJNR Am J Neuroradiol.* 2022;43:E19-E35.

BrightFocus Foundation
PeerView

43 CONFIDENTIAL

Notes: ARIA = amyloid-related imaging abnormality; ARIA-E = edema and effusion; ARIA-H = microhemorrhage.
Sources: 2023 Sims (JAMA); 2023 van Dyck (NEJM), PeerView and BrightFocus Foundation, 2025.

KORSANA BIOSCIENCES

Lilly has advanced pyroglu-Aβ remternetug into pivotal studies based on encouraging PET reductions in Phase 1

Phase 1 data (IV dosing)



Amyloid Plaque Reduction
Adjusted amyloid mean change from baseline (CL)
40
20
0
-20
-40
-60
-80
-100
-120
0
85
169
Days
N=7
N=5
N=10
N=4
N=10
N=5
ARIA-E:
0%
8%
25%
50%
60%
Rates pooled with placebo
Placebo
250 mg Q4W
700 mg Q4W
1400 mg Q4W
2800 mg Q4W
700 mg Q4W x 2, 1400 mg Q4W thereafter

Ongoing Phase 3 studies (sub-cu dosing)

TRAILRUNNER-ALZ 1: NCT05463731

- Phase 3, early AD (MCI or mild dementia)
- Primary endpoint: **PET clearance** at week 52
- Trial includes a 76-week crossover extension period
- Study start 2022, data anticipated 2026

TRAILRUNNER-ALZ 3: NCT06653153

- Phase 3, preclinical AD or MCI
- Primary endpoint**: time to clinical progression,** as measured by CDR
- Study start 2024, data anticipated 2029 (event-based)

Remternetug is being developed as Lilly's successor to Kisunla, offering monthly subcutaneous dosing, less immunogenic potential, and potentially faster plaque clearance

Sources: WO 2024/107683; 2023 Jin (AD/PD); clinicaltrials.gov

44 CONFIDENTIAL

KORSANA BIOSCIENCES

Targeting the pyroglu-Aβ epitope offers optimal balance of plaque clearance and safety



Antibodies targeting pyroglu-Aβ are highlighted
Lower is better
EFFICACY: % max amyloid reduction from baseline (centiloids)
-40
-50
-60
-70
-80
-90
-100
0
5
10
15
20
25
30
35
40
SAFETY: ARIA-E (%)
Lower is better
Gantenerumab (510 mg Q2W, P3s GRADUATE-1 & -2, W116)
Remternetug (700 mg IV Q4W, Ph1, W24)
Aducanumab (10 mg/kg Q4W, P3s EMERGE & ENGAGE, W78)
Lecanemab (10 mg/kg Q2W, P3 CLARITY AD, W78)
Trontinemab (1.8 mg/kg Q4W, W28, P1/2)
Donanemab (modified titration, P3 TRAILBLAZER-ALZ 6, W52)
Donanemab (1400 mg Q4W, P3 TRAILBLAZER-ALZ 2, W76)
Trontinemab (3.6 mg/kg Q4W, W28, P1/2)
Remternetug (1400 mg IV Q4W, Ph1, W24)

Notes: Cross-trial comparison. ARIA = amyloid-related imaging abnormality; ARIA-E = edema and effusion. Donanemab TRAILBLAZER-ALZ 2 dosing regimen was 700 mg monthly x 3 loading doses followed by 1400 mg maintenance doses. Donanemab TRAILBLAZER ALZ-6 regimen was 350 mg, 700 mg, and 1050 mg monthly for first three doses, followed by 1400 mg monthly. Aducanumab data pooled from EMERGE and ENGAGE high-dose cohorts; 6 mg/kg dosing was used for APOE4+ patients. Remternetug data from Ph1 LAKB study (IV); N=10 per cohort. Remternetug phase 3 regimen is administered subcutaneously; dose not disclosed.
Sources: 2022 Haeberlein (JPAD); 2022 van Dyck (NEJM); 2023 Bateman (NEJM); 2025 Kulic (AAIC); 2025 Wang (Alzheimer's Dement); 2023 Jin (AD/PD)

45

KORSANA BIOSCIENCES

ARIA-E is primarily a risk early in treatment with lecanemab and donanemab Sources: 2024 van Dyck (AAIC Presentation); Kisunla FDA Review Lecanemab’s critical risk period for ARIA-E is within the first ~6 months ARIA-E with donanemab accumulates through the first ~9 months, but the first 3 months are at a lower dose

Shuttling may reduce ARIA risk due to broader CNS biodistribution, avoidance of mAb accumulation in larger arteries Sources: 2024 Roche Neurology Update; 2024 Roche CTAD Presentation Roche data demonstrates brain biodistribution for shuttled mAb is meaningfully different than standard IgG… … potentially driving lower ARIA “Regarding ARIA, the hypothesis we are looking at: the more direct access of [trontinemab] into the brain via capillaries likely makes the difference. Standard antibodies access the brain in a different way… via the blood-CSF barrier… there is a diffusion around perivascular spaces where the antibodies engage vascular amyloid which then leads to ARIA… trontinemab enters the brain directly via the capillaries so it potentially bypasses the vascular amyloid which is largely in the arteries and not at the capillary level…” – Luka Kulic, Roche VP and Head of Early Development in Neuroscience

Animal models show reduced accumulation in choroid plexus and lower ARIA-like events with TfR-shuttled therapies

BioArctic has shown shuttled anti-Aβ is **less present in the choroid plexus** and enters the brain differently, providing a **mechanistic hypothesis for lower ARIA**



Abeta mAb
5xFAD
hTfR
72-hours post dose
10 mg/kg
BT-Abeta mAb
500µm
500µm



Full brain
IHC signal
(light sheet microscopy)
2×10¹¹
1.5×10¹¹
1×10¹¹
5×10¹⁰
0
Abeta mAb
BT-Abeta mAb
Choroid plexus
IHC signal
(light sheet microscopy)
3×10⁸
2×10⁸
1×10⁸
0
Abeta mAb
BT-Abeta mAb

Route of entry:

mAb: Blood → Choroid Plexus filtration → CSF → Perivascular diffusion → Parenchyma

BT-mAb: Blood → BBB crossing → Parenchyma

Denali has shown shuttling **nearly eliminated ARIA-like MRI events**

ARIA-like MRI events

Weekly dosing x 11 wks, 5xFAD TfR$^{mu/hu}$ KI[2]



Number of Mice with ARIA
12
10
8
6
4
2
0
10/11
1/11
0/11
anti-Abeta* (mid dose)
ATV:Abeta (mid dose)
ATV:Abeta* (low dose)

48 CONFIDENTIAL

Notes: BT = BrainTransporter (BioArctic's name for its TfR shuttle); ARIA = amyloid-related imaging abnormality; ARIA-E = edema and effusion; ARIA-H = microhemorrhage.
Sources: 2024 Freskgård (BioArctic PEGS Europe Presentation); Denali Corporate Presentation

KORSANA BIOSCIENCES

Multiple sclerosis history demonstrates that each generation of transformative therapies builds a market with multiple winners


Global annual sales ($B)
$30B
25
20
15
10
5
0
First generation: gradual launches, market development
Second generation: improved diagnosis, more disease-modifying therapies, accelerating launches
Third generation: CD20s deliver unmatched efficacy, rapidly achieving blockbuster status
0 0 0 0 1 1 1 2 2 3 4 4 5 6 7 9 10 11 12 14 16 19 20 21 22 22 22 22 21 21 20
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
Betaseron
Avonex
Rebif
Extavia
Plegridy
Interferon
Copaxone
Myelin decoy
Tysabri
anti-α4 integrin
Gilenya
Mayzent
Zeposia
Ponvory
S1PR
Aubagio
DHODH inh
Tecfidera
Vumerity
Nrf2 stimulant
Lemtrada
anti-CD52
Ocrevus
Kesimpta
Briumvi
anti-CD20
Mavenclad
Chemotherapy

49 CONFIDENTIAL Sources: EvaluatePharma

KORSANA BIOSCIENCES

Subcutaneous dosing is highly commercially differentiating in CNS indications

Most existing anti-amyloid beta therapies are **not optimized for SC** dosing

Drug	Stage	IV	SC	Notes
Leqembi	Approved	✓	✓ (dotted)	sBLA for SC maintenance (after IV regimen completed)
Kisunla	Approved	✓		No SC plans disclosed
Remternetug	P3	✓	✓ (dotted)	Doses may require multiple injections
Trontinemab	P3	✓		No SC plans disclosed
ALIA-1758	P1 HVs	✓	✓	Testing both in P1 HV study; no further doses disclosed
KRSA-028	Pre-clinical	✓	✓	Optimized for SC early in development

Kesimpta, the **first SC anti-CD20** in MS, has already **reached ~30% market share** despite launching 3+ years after Ocrevus



Kesimpta (SC, QM)
Ocrevus (IV, Q6M)
Briumvi (IV, Q6M)
anti-CD20 sales in Multiple Sclerosis
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$5B
$6B
$7B
$9B
$11B
100%
0%
94%
6%
85%
15%
1%
76%
23%
3%
68%
29%
2020
2021
2022
2023
2024

KRSA-028 is being **optimized for SC delivery early in clinical development**, ensuring a more rapid development path and potential early differentiation to trontinemab and other programs in development.

50 CONFIDENTIAL

Notes: Ocrevus was approved in March 2017; Kesimpta was approved in August 2020.
Sources: Company PR; ClinicalTrials.gov; GlobalData; Guidepoint Expert Calls

KORSANA BIOSCIENCES

Shuttling is a fundamental step-change – and we are at the inflection point for the technology, much like ADCs in late 2000s Notes: ADC = antibody-drug conjugate; ERT = enzyme-replacement therapy; TfR = transferrin receptor. Mylotarg was withdrawn from the market in 2010 and re-approved at a lower dose in 2017. Aliada Therapeutics was acquired by AbbVie in 2024. Sources: ClinicalTrials.gov; Company websites; 2023 Shastry (ASCO Ed Book); 2001 Bross (Clin Cancer Res); 2018 Sonoda (Mol Ther); 2023 Gogia (Cancers); Beacon ADC 1980s-1990s first trials of ADCs 2000 first approval of an ADC (gemtuzumab ozogamicin, Mylotarg) 2011 second approval of an ADC; first with MMAE payload (brentuximab vedotin, Adcetris) 2019 first approval of Topo1 ADC (trastuzumab deruxtecan, Enhertu) Clinical development activity 1990 2000 2010 2020 2030+ 2017 first clinical trial of ERT with TfR-shuttle 2021 first approval (in Japan) of ERT with TfR-shuttle 2019 trontinemab, first mAb on TfR-shuttle, enters P1 ILLUSTRATIVE Shuttle-based therapies are now reaching escape velocity, with initial clinical validation and first approvals. Every major pharma company, through internal development, partnerships, and M&A, is now developing ADCs. There are well over 200 ADCs in active development worldwide.

Having a shuttle-enabled anti-Aβ, with additional pipeline potential, is rapidly becoming a necessity for neuro drug development

Company	Active CNS programs	Key neurodegeneration programs	Shuttling platform
Lilly	✓	Kisunla (anti-Aβ), remternetug (anti-Aβ)	ABL partnership; Qinotto partnership; internal efforts
Johnson&Johnson		*Posdinemab (anti-tau mAb) failed Ph2 in AD*	Multiple TfR & CD98 patents; spun out Aliada
abbvie	✓	Tavapadon (D1/D5 agonist), ABBV-1758 (shuttled anti-Aβ)	Acquired Aliada for $1.4B in 2024
novo nordisk		*Semaglutide (GLP-1 agonist) failed Ph3 in AD*	
Roche	✓	Trontinemab (shuttled anti-Aβ), prasinezumab (anti-α-syn)	Internally developed; Manifold Bio partnership
AstraZeneca	✓	MEDI1341 (anti-α-syn)	
MERCK	✓	MK-1167 (α7nAChR PAM); MK-2214 (anti-tau mAb)	
NOVARTIS	✓	NIO752 (tau ASO), VHB937 (TREM2 stabilizer)	Avidity $12B; partnered with BioArctic, Arrowhead, etc.
AMGEN			
Pfizer			
GILEAD			
sanofi	✓	ADEL-Y01 (anti-tau mAb)	
VERTEX			
Bristol Myers Squibb	✓	BMS-986446 (anti-tau mAb), BMS-986495 (undiscl. MoA)	Partnered with BioArctic (preclinical anti-Aβ program)
GSK	✓	AL-101 (anti-SORT)	Partnered with ABL Bio (platform)

52 CONFIDENTIAL Sources: Company websites; Company PR; Patent disclosures

KORSANA BIOSCIENCES